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                                                                    EXHIBIT 10.6

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE
                                    NO. 2437

$5,399,316.86                                           Doylestown, Pennsylvania
                                                               December 21, 1999

        FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, MEDICAL RESOURCES, INC., a Delaware corporation with an office at 155 State Street, Hackensack, New Jersey 07601 ("BORROWER"), hereby promises to pay to the order of DVI FINANCIAL SERVICES INC. with an office at 500 Hyde Park, Doylestown, Pennsylvania 18901 ("LENDER"), the principal sum of Five Million Three Hundred Ninety-Nine Thousand Three Hundred Sixteen Dollars and Eighty-Six cents ($5,399,316.86), together with interest thereon upon the terms and conditions hereinafter set forth.

        1. INTEREST RATE. Interest on the unpaid principal balance hereof will accrue from the date hereof until final payment thereof at the rate of ten and two hundred sixty-five one hundredths percent (10.265%) per annum. Interest shall be calculated on the basis of a three hundred sixty (360) day year comprised of twelve (12) 30-day months for the actual number of days elapsed in such calendar year.

        2. DEFAULT RATE. Notwithstanding the foregoing, interest will accrue and be payable on the outstanding principal amount hereof and all other sums payable under the Loan Documents, as defined in SECTION 8 hereof, following the occurrence of an Event of Default, until paid, at a rate of eighteen percent (18%) per annum (the "DEFAULT RATE"). Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

        3. PAYMENTS. Principal and accrued interest thereon is due and payable in (i) seventeen (17) equal consecutive monthly payments in the amount of Three Hundred Twenty-Four Thousand Eight Hundred Eighty-Nine Dollars ($324,889.00) each, with the first such payment due and payable on January 30, 2000 and like payments due on the thirtieth (30th) day of each month thereafter; and (ii) one final payment in the amount of the outstanding principal balance hereof, together with all accrued and unpaid interest thereon and all other fees, costs and expenses payable hereunder or under the Loan Documents (as hereinafter defined), due on June 30, 2001.

        4. FEES. On or before the date hereof, Borrower shall pay to Lender a refinance fee of Fifty-Three Thousand Nine Hundred Ninety-Three Dollars and Seventeen Cents ($53,993.17) and shall bring current its payments due (including, without limitation, the payment due in December 1999) under the Prior Note (as defined below) in the aggregate amount of One Hundred Seventy Thousand Nine Hundred Sixty-Two Dollars and Eleven Cents ($170,962.11).

        5. PREPAYMENT. The obligations of the Borrower hereunder may be prepaid, in whole or in part, at any time without penalty.



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        6.     PLACE OF PAYMENT. Principal and interest hereunder shall be payable at the office of Lender set forth in the heading hereof, or at such other place as Lender, from time to time, may designate in writing.

        7. APPLICATION OF PAYMENTS. Any and all payments on account of this Note shall be applied, at the option of Lender, to accrued and unpaid interest, outstanding principal and other sums due hereunder or under the Loan Documents, in such order as Lender, in its sole discretion, elects. Borrower agrees that, to the extent Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

        8. LOAN DOCUMENTS. This Note, those certain Common Stock Purchase Warrant Nos. 1 and 2 granted by Borrower to DVI, and all other documents executed or delivered in connection herewith, as any of them may be amended from time to time, shall be collectively referred to as the "LOAN DOCUMENTS". All of Borrower's obligations and liabilities hereunder and under any of the other Loan Documents shall be collectively referred to as the "DVI INDEBTEDNESS".

        9. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

               (a) Borrower is duly organized and existing under the laws of the State of its formation without limit as to the duration of its existence, and is authorized and in good standing to do business in said State; Borrower has corporate powers and adequate authority, rights and franchises to own its own property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualifications necessary; and Borrower has the corporate power and adequate authority to make and carry out this Agreement.

               (b) The execution, delivery and performance of this Note and the other Loan Documents are duly authorized and do not, to the best of the Borrower's knowledge, require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law, regulation or any term or provision of its articles of formation or bylaws, and this Note and the other Loan Documents are valid and binding obligations of Borrower legally enforceable in accordance with their terms.

               (c) The execution, delivery and performance of this Note and the other Loan Documents will not contravene or conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound by or affected, and will not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.



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        10.    EVENTS OF DEFAULT. For purposes hereof, each of the following shall constitute an Event of Default ("EVENT OF DEFAULT") hereunder and under each of the Loan Documents: (a) The failure of Borrower to pay any amount of principal or interest on this Note, any fee or other sums payable hereunder or any other DVI Indebtedness on the date on which such payment is due, whether on demand, at the stated maturity or due date thereof or otherwise and such failure continues unremedied for a period of five (5) days after the date such payment is first due; (b) The failure of Borrower to duly perform or observe any obligation, covenant or agreement on its part contained herein or in any other Loan Document not otherwise specifically constituting an Event of Default under this SECTION 10 and such failure continues unremedied for a period of fifteen
(15) days after notice of the existence of such failure from Lender; (c) The occurrence of an event of acceleration under (i) the Loan Documents or any other agreement, instrument or document by and between Borrower and Lender, whether or not related to this Note, or (ii) under any loan, security agreement, mortgage or other agreement, instrument or documents by and between Borrower and any third party evidencing any material indebtedness for borrowed money; (d) The adjudication of Borrower as a bankrupt or insolvent, or the entry of an Order for Relief against Borrower or the entry of an order appointing a receiver or trustee for Borrower or any of their property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction; (e) A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed or stayed within 60 days) against Borrower, or Borrower makes an assignment for the benefit of creditors or Borrower takes any action to authorize any of the foregoing; (f) The entry of a final judgment for the payment of money against Borrower in an amount in excess of One Hundred Fifty Thousand Dollars, individually or in the aggregate, which, within twenty (20) days after such entry, shall not have been discharged or execution thereof stayed pending appeal; (g) Any representation or warranty of Borrower in any of the Loan Documents is discovered to be untrue in any material respect or any statement, certificate or data furnished by Borrower pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified; (h) Borrower voluntarily or involuntarily dissolves or is dissolved, liquidates or is liquidated; or (i) The validity or enforceability of this Note or any of the Loan Documents is contested by the Borrower; or Borrower denies that it has any or any further liability or obligation hereunder or thereunder.

        11. REMEDIES. Upon the occurrence of an Event of Default, Lender, at its option and without notice to Borrower, may declare immediately due and payable the entire DVI Indebtedness, together with interest accrued thereon at the applicable rate specified herein to the date of the Event of Default and thereafter at the Default Rate. Payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies in this Note or in the Loan Documents, or as may be available to Lender at law or in equity.

        12. DELAY OR OMISSION NOT WAIVER. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege.



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        13.    REMEDIES CUMULATIVE. The rights, remedies, powers and privileges provided for herein or in the Loan Documents shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Lender's favor at law or in equity.

        14. SUBMISSION TO JURISDICTION. Borrower hereby consents to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to Lender's election, any actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder may be litigated in such courts, and Borrower waives any objection which it may have based on lack of personal jurisdiction, improper venue or FORUM NON CONVENIENS to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in SECTION 16. Nothing contained in this SECTION 14 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

        15. FEES, COSTS AND EXPENSES. Borrower shall pay upon demand all reasonable third-party costs and expenses incurred by Lender in connection with the negotiation, documentation, administration and enforcement of the Loan Documents and the DVI Indebtedness, including without limitation all reasonable legal fees and costs.

        16. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with the Loan Documents shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, or registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

        To Obligor:

               Medical Resources, Inc.
               155 State Street
               Hackensack, NJ  07601
               Attention:  Geoffrey  A.  Whynot,
               Co-Chief  Executive  Officer  & Chief  Financial Officer
               Telecopier:  (201) 342-1784



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        To Lender:

               DVI Financial Services Inc.
               500 Hyde Park
               Doylestown, PA  18901
               Attention:  Vice President - Credit
               Telecopier: (215) 230-8108

        With a copy to:

               DVI Financial Services Inc.
               500 Hyde Park
               Doylestown, PA 18901
               Attention:  Legal Department
               Telecopier:  (215) 345-7759

        17. LIMITATION OF INTEREST TO MAXIMUM LAWFUL RATE. In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Lender may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Lender. Any such crediting or refund shall not cure or waive any default by Borrower hereunder. Borrower agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, late charges, loan fees and expenses are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

        18. NO NOVATION. This Promissory Note amends and restates that certain Promissory Note dated December 29, 1997 by Borrower in favor of Lender in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "PRIOR NOTE"). Nothing contained herein shall be deemed to constitute a novation, termination or release of Borrower's obligations under the Prior Note; provided, however, that this Note evidences the entire indebtedness of Borrower hereunder and under the Prior Note and to the extent of any inconsistency between this Note and the Prior Note, this Note shall prevail.

        19. LAW GOVERNING. This Note will be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania (without giving effect to any principles of conflicts of law).

        20. ASSIGNMENT OR SALE BY LENDER. Upon Borrower's prior written consent, which shall not be unreasonably withheld, Lender may sell, assign or participate all or a portion of its interest in this Note and/or any of the Loan Documents and in connection therewith may make available to any prospective purchaser, assignee or participant any information relative to Borrower in its possession. Nothing contained in this provision shall be deemed to prohibit Lender from pledging this Note or any of the Loan Documents as collateral for Lender's indebtedness to its lenders.



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        21.    NO ASSIGNMENT BY BORROWER. Borrower may not assign any of its rights hereunder without the prior written consent of Lender, and Lender shall not be required to lend hereunder except to Borrower as it presently exists.

        22. BINDING EFFECT. This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

        23. MODIFICATIONS. No modification of this Note or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

        24. JURY TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR LENDER WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE LOAN DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

        IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

                                             MEDICAL RESOURCES, INC.

                                             By:      /s/ GEOFFREY A. WHYNOT
                                                    ---------------------------
                                             Name:   GEOFFREY A. WHYNOT
                                                    ---------------------------
                                             Title:   CFO
                                                    ---------------------------




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The undersigned hereby joins in this Note for the sole purpose of evidencing its agreement to the waiver of jury trial contained in SECTION 24.

                                             DVI FINANCIAL SERVICES INC.


                                             By:      /s/ RICHARD E MILLER
                                                    ---------------------------
                                             Name:   RICHARD E MILLER
                                                    ---------------------------
                                             Title:   PRESIDENT
                                                    ---------------------------